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                                                           EXHIBIT 23B


                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Information Resource Engineering, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

Baltimore, Maryland                                   /s/ KPMG LLP
December 21, 1999